EXHIBIT 23.2





                         CONSENT OF INDEPENDENT AUDITORS


        We hereby consent to the incorporation by reference in this Form S8 of Old Line Bancshares, Inc. of our report dated January 21, 2004 relating to our audit of the financial statements of Old Line Bank as of December 31, 2003, 2002, and 2001, for the years then ended.


                                                    /s/ ROWLES & COMPANY, LLP







Baltimore, Maryland
June 24, 2004



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